 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2024

IF BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35226	45-1834449
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

201 East Cherry Street, Watseka, Illinois	60970
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (815) 432-2476

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IROQ	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2024, IF Bancorp, Inc. (the “Company”), the holding company for Iroquois Federal Savings and Loan Association (the “Association”), issued a press release announcing that Walter H. Hasselbring, III has resigned from his position as President of the Company and the Association, and that the Boards of Directors (the “Boards”) of the Company and the Association appointed Thomas J. Chamberlain, current Chief Lending Officer of the Association and Senior Executive Vice President of the Company and the Association, as President of the Company and the Association. Mr. Hasselbring will continue to serve as the Chief Executive Officer of the Company and the Association and continue to oversee their strategic initiatives while Mr. Chamberlain will oversee the day-to-day operations. There were no disagreements between the Company and Mr. Hasselbring.

Mr. Chamberlain, age 60, has been serving as Senior Executive Vice President of the Company and the Association and has been the Chief Lending Officer of the Association since July of 2010. He has served with the Association since July of 2004, when he joined the Association as Vice President and Manager – Danville Office, with responsibility for the management and commercial loan activities of that office. Prior to his service with the Association, Mr. Chamberlain worked with First Mid Bank & Trust for over 18 years, managing branches, and working in their lending and trust/farm management departments. Mr. Chamberlain has an MBA from Eastern Illinois University and a bachelor’s degree from the University of Illinois. He is a 2011 graduate of the ABA Stonier Graduate School of Banking at the University of Pennsylvania where he also earned the Wharton Leadership Certificate and is a graduate of the Illinois Agricultural Leadership Program. He was the 2023-24 Chair of the Illinois Bankers Association Board of Directors. He has served as a member or Chairman of different committees of the Illinois Bankers Association, Illinois Bankers Education Services, Inc., American Bankers Association, and both the Illinois and American Societies of Farm Managers and Rural Appraisers. He has served in the top leadership position of several community organizations including: Board President of the Danville Area Community College Foundation; Board Chair of United Way of Danville; Board Chair of Vermilion Advantage economic development organization; President of Schlarman Foundation; President of the Rotary Club of Tuscola; President of the Tuscola Chamber of Commerce; President of Main Street Tuscola; Grand Knight Mattoon Knights of Columbus; and, President Mid-Illinois Big Brothers/Big Sisters.  Mr. Chamberlain is not a party to any transaction with the Company or the Association that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

A copy of the press release is included as Exhibit 99.1 to this report.

Item 5.07 Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of the Company was held on November 25, 2024.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the proxy statement filed with the Securities and Exchange Commission on October 16, 2024 (the “Proxy Statement”).  Of the 3,353,026 shares outstanding and entitled to vote, 2,842,511 were present at the meeting in person or by proxy.  The votes cast were as follows:

1.	The election of two directors of the Company to serve for three-year terms and until their successors are elected and qualified.

	For	Withhold	Broker Non-Votes

Joseph A. Cowan	1,513,050	939,268	390,193

	For	Withhold	Broker Non-Votes

Dennis C. Wittenborn	1,492,187	960,131	390,193

2.	The ratification of the appointment of FORVIS MAZARS, LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2025.
Shares Voted For	Shares Voted Against	Abstentions

2,639,777	173,518	29,216

3.	The approval of an advisory (non-binding) resolution to approve the Company’s executive compensation as described in the Proxy Statement.

Shares Voted For	Shares Voted Against	Broker Non-Votes	Abstentions

1,023,660	1,400,471	390,193	28,187

4.       The approval of a non-binding stockholder proposal recommending the sale of the Company.

Shares Voted For	Shares Voted Against	Broker Non-Votes	Abstentions

1,428,457	969,387	390,193	54,474

Item 8.01 Other Events.

On November 26, 2024, the Company issued a press release announcing that the Boards has unanimously elected Walter H. Hasselbring, III as Chair of the Boards. Mr. Hasselbring succeeds, Gary Martin, who, as previously disclosed in the Proxy Statement, has reached the age limit established by the Board of Directors in the Company’s bylaws and retired from the Boards on November 25, 2024, immediately prior to the Company’s Annual Meeting of Stockholders.

In accordance with the Company’s Corporate Governance Guidelines and to provide effective oversight and independence of the Boards, the Boards appointed Joseph A. Cowan as Lead Independent Director. Mr. Cowan has served as an independent director of the Company and the Association since 2000.

The Boards have determined that combining the Chair and Chief Executive Officer positions, along with appointing a Lead Independent Director and a new President, is the appropriate structure for the Company and the Association at this time and helps provide strong and consistent leadership for management and the Boards.

A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press release dated November 26, 2024
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IF BANCORP, INC.
DATE: November 26, 2024	By:	/s/ Pamela J. Verkler
Pamela J. Verkler
Senior Executive Vice President and Chief Financial Officer